DATED 30 October 2013
LIONBRIDGE INTERNATIONAL
(as Chargor) and HSBC BANK USA, NATIONAL ASSOCIATION (as Administrative Agent)
DEED OF CONFIRMATION Re: Share Charge dated 22 January 2007

THIS DEED OF CONFIRMATION (this Deed of Confirmation) is made the 30 October 2013

BETWEEN:

(1)	LIONBRIDGE INTERNATIONAL a company incorporated and existing under the laws of Ireland having its address at 3 West Pier Business Campus, Dun Laoghaire, County Dublin (hereinafter called the (the Chargor); and

(2)	HSBC BANK USA, NATIONAL ASSOCIATION a national banking association of the USA (hereinafter called the Administrative Agent) as security agent for the Lenders.

RECITAL

A.	Pursuant to a Charge on Shares dated 22 January 2007 between the Chargor and the Administrative Agent, the Chargor charged certain securities and related rights in favour of the Administrative Agent as security agent for the Lenders as security for the Secured Obligations (the Share Charge).

B.	The Borrowers have requested and the Administrative Agent has agreed to amend and restate the Credit Agreement pursuant to an Amended and Restated Credit Agreement dated on or about the date hereof (the Amended and Restated Credit Agreement).

C.	The parties to this Deed of Confirmation wish to enter into this Deed of Confirmation to confirm the terms of the Share Charge as continuing security for the Secured Obligations.

NOW THIS DEED OF CONFIRMATION WITNESSES as follows:-

1.	DEFINITIONS AND INTERPRETATION

1.1.	Unless otherwise defined herein, words and expressions used in their capitalised form in this Deed of Confirmation are taken from and shall have the same meaning as defined in the Share Charge (whether incorporated by reference or otherwise).

1.2.	The provisions of clause 1.3 of the Share Charge (whether incorporated by reference or otherwise) shall, where relevant, apply to this Deed of Confirmation as if set out herein in full mutatis mutandis except that references to “this Agreement” or “this Deed” (as applicable) shall be construed as references to this Deed of Confirmation.

2.	CONFIRMATION

2.1.	The Chargor hereby expressly acknowledges, agrees and confirms for the benefit of the Administrative Agent that, notwithstanding the amendments to the Credit Agreement, on and from the date on which the Amended and Restated Credit Agreement is effective in accordance with the terms of the Amended and Restated Credit Agreement, the security interests created by it under the Share Charge will:

2.1.1.	remain in full force and effect;

2.1.2.	continue to secure all of the Secured Obligations as including, for the avoidance of doubt, its Foreign Credit Party Obligations under the Amended and Restated Credit Agreement; and

2.1.3.	continue to constitute its legal, valid and binding obligations.

3.	COUNTERPARTS

This Deed of Confirmation may be executed in counterparts and each such counterpart taken together shall be deemed to constitute one and the same instrument.

4.	GOVERNING LAW

This Deed of Confirmation and all relationships created by it and arising out of or in connection with it, together with all disputes, will in all respects be governed by and construed in accordance with the laws of Ireland.

5.	ENFORCEMENT

Jurisdiction

5.1.	The Chargor hereby agrees for the exclusive benefit of the Administrative Agent that any suit, action or proceeding (Proceedings), brought against it with respect to this Deed of Confirmation may be brought in the High Court in Ireland or such other competent court of Ireland as the Administrative Agent may elect, and the Chargor waives any objection to Proceedings in such courts whether on grounds of venue or on the grounds that Proceedings have been brought in any inconvenient forum.

5.2.	Nothing contained in this Deed of Confirmation will limit the right of the Administrative Agent to take Proceedings against the Chargor in any other court of competent jurisdiction, nor will the taking of any Proceedings in any one or more jurisdictions preclude the taking by the Administrative Agent of Proceedings in any other jurisdiction whether concurrently or not.

IN WITNESS whereof the parties hereto have caused this Deed of Confirmation to be executed with the intention that it take effect as a deed (notwithstanding execution by the Administrative Agent under hand) and it is intended to be and it is hereby delivered on the date shown at the beginning of this Deed of Confirmation.

Execution Page

SIGNED and DELIVERED as a DEED

by LIONBRIDGE INTERNATIONAL

by its duly appointed attorney

in the presence of:

Witness’s signature:.../s/........................

Name:..........................................
Address:.......................................
Occupation:....................................

SIGNED for and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION

in the presence of:

Witness’s signature:/s/...........................

Name:..........................................
Address:.......................................
Occupation:....................................